Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

March 2013

Table of Contents

Quarterly Key Statistics	1

Key Statistics Footnotes	2

Consolidated Balance Sheets	3

Loans and Leases Composition	4

Deposits Composition	5

Consolidated Quarterly Average Balance Sheets	6

Consolidated Quarterly Net Interest Margin Analysis	7-8

Selected Quarterly Income Statement Data	9

Quarterly Mortgage Banking Income	10

Quarterly Credit Reserves Analysis	11

Quarterly Net Charge-Off Analysis	12

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	13

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	14

Quarterly Common Stock Summary, Capital, and Other Data	15

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in Generally Accepted Accounting Principles (“GAAP”) or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in this press release in their entirety, and not to rely on any single financial measure.

Quarterly Key Statistics(1)

(Unaudited)

	2013	2012		Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	First	Fourth	First	4Q12	1Q12
Net interest income	$424,170	$434,055	$417,209	(2)%	2%
Provision for credit losses	29,592	39,458	34,406	(25)	(14)
Noninterest income	252,209	297,651	285,320	(15)	(12)
Noninterest expense	442,793	470,628	462,676	(6)	(4)

Income before income taxes	203,994	221,620	205,447	(8)	(1)
Provision for income taxes	52,214	54,341	52,177	(4)	—

Net income	$151,780	$167,279	$153,270	(9)%	(1)%

Dividends on preferred shares	7,970	7,973	8,049	—	(1)

Net income applicable to common shares	$143,810	$159,306	$145,221	(10)%	(1)%

Net income per common share - diluted	$0.17	$0.19	$0.17	(11)%	—%
Cash dividends declared per common share	0.04	0.04	0.04	—	—
Book value per common share at end of period	6.53	6.41	5.97	2	9
Tangible book value per common share at end of period	5.91	5.78	5.33	2	11

Average common shares - basic	841,103	847,220	864,499	(1)	(3)
Average common shares - diluted	848,708	853,306	869,164	(1)	(2)

Return on average assets	1.10%	1.19%	1.13%
Return on average common shareholders’ equity	10.7	11.6	11.4
Return on average tangible common shareholders’ equity(2)	12.4	13.5	13.5
Net interest margin(3)	3.42	3.45	3.40
Efficiency ratio(4)	63.3	62.3	63.8
Noninterest Income/Total Revenue	37.0	40.4	40.4
Effective tax rate	25.6	24.5	25.4

Average loans and leases	$40,863,921	$40,396,541	$39,144,688	1	4
Average loans and leases - linked quarter annualized growth rate	4.6%	2.8%	(3.8)%
Average earning assets	$50,959,966	$50,682,461	$49,766,526	1	2
Average total assets	55,728,126	56,053,542	54,656,001	(1)	2
Average core deposits(5)	43,615,639	44,309,913	41,387,049	(2)	5
Average core deposits - linked quarter annualized growth rate	(6.3)%	5.0%	0.3%
Average shareholders’ equity	$5,834,190	$5,842,493	$5,492,228	—	6

Total assets at end of period	56,054,966	56,153,185	55,876,654	—	—
Total shareholders’ equity at end of period	5,867,138	5,790,211	5,549,828	1	6

Net charge-offs (NCOs)	51,687	70,130	82,992	(26)	(38)
NCOs as a % of average loans and leases	0.51%	0.69%	0.85%
Nonaccrual loans and leases (NALs)	$380,311	$407,633	$467,558	(7)	(19)
NAL ratio	0.92%	1.00%	1.15%
Nonperforming assets (NPAs)(6)	$415,495	$445,775	$527,077	(7)	(21)
NPA ratio(6)	1.01%	1.09%	1.29%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.81	1.89	2.24
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.91	1.99	2.37
ACL as a % of NALs	207	199	206
ACL as a % of NPAs	190	182	183
Tier 1 leverage ratio (7)	10.57	10.36	10.55
Tier 1 common risk-based capital ratio(7)	10.62	10.48	10.15
Tier 1 risk-based capital ratio (7)	12.16	12.02	12.22
Total risk-based capital ratio (7)	14.55	14.50	14.76
Tangible common equity / tangible assets ratio(8)	8.92	8.76	8.33

See Notes to the Quarterly Key Statistics.

Notes to the Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include other real estate owned.
(7)	March 31, 2013, figures are estimated.
(8)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2013	2012		Percent Changes vs
(dollar amounts in thousands, except number of shares)	March 31,	December 31,	March 31,	4Q12	1Q12
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$828,688	$1,262,806	$1,111,165	(34)%	(25)%
Federal funds sold and securities purchased under resale agreements	—	—	52	N.R.	N.R.
Interest-bearing deposits in banks	71,317	70,921	151,973	1	(53)
Trading account securities	86,520	91,205	59,663	(5)	45
Loans held for sale	729,707	764,309	310,383	(5)	135
Available-for-sale and other securities	7,504,639	7,566,175	8,909,733	(1)	(16)
Held-to-maturity securities	1,693,074	1,743,876	621,798	(3)	172
Loans and leases(1)	41,283,524	40,728,425	40,678,542	1	1
Allowance for loan and lease losses	(746,769)	(769,075)	(913,069)	(3)	(18)

Net loans and leases	40,536,755	39,959,350	39,765,473	1	2

Bank owned life insurance	1,609,610	1,596,056	1,562,449	1	3
Premises and equipment	620,833	617,257	577,538	1	7
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	124,236	132,157	171,135	(6)	(27)
Accrued income and other assets	1,805,319	1,904,805	2,191,024	(5)	(18)

Total assets	$56,054,966	$56,153,185	$55,876,654	—%	—%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$46,867,141	$46,252,683	$45,008,964	1%	4%
Short-term borrowings	732,705	589,814	1,504,086	24	(51)
Federal Home Loan Bank advances	183,491	1,008,959	56,938	(82)	222
Other long-term debt	156,301	158,784	1,058,167	(2)	(85)
Subordinated notes	1,188,674	1,197,091	1,494,263	(1)	(20)
Accrued expenses and other liabilities	1,059,516	1,155,643	1,204,408	(8)	(12)

Total liabilities	50,187,828	50,362,974	50,326,826	—	—

Shareholder’s equity

Preferred stock - authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—

Common stock - Par value of $0.01	8,401	8,441	8,659	—	(3)
Capital surplus	7,451,287	7,475,149	7,602,064	—	(2)
Less treasury shares, at cost	(11,141)	(10,921)	(10,234)	2	9
Accumulated other comprehensive loss	(159,955)	(150,817)	(157,816)	6	1
Retained earnings	(1,807,746)	(1,917,933)	(2,279,137)	(6)	(21)

Total shareholders’ equity	5,867,138	5,790,211	5,549,828	1	6

Total liabilities and shareholders’ equity	$56,054,966	$56,153,185	$55,876,654	—%	—%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	840,087,217	844,105,349	865,873,499
Common shares outstanding	838,757,987	842,812,709	864,674,530
Treasury shares outstanding	1,329,230	1,292,640	1,198,969
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 4 for detail of loans and leases.
(2)	See page 5 for detail of deposits.

N.R- Not relevant, as denominator of calculation is a negative in prior period compared with a positive in current period, or as numberator of caculation is zero in the current period

Huntington Bancshares Incorporated

Loans and Leases Composition

	2013		2012
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$17,267	42%	$16,971	42%	$16,478	41%	$16,322	41%	$15,838	39%
Commercial real estate:
Construction	574	1	648	2	541	1	591	1	597	1
Commercial	4,485	11	4,751	12	4,956	12	5,317	13	5,443	13

Commercial real estate	5,059	12	5,399	14	5,497	13	5,908	14	6,040	14

Total commercial	22,326	54	22,370	56	21,975	54	22,230	55	21,878	53

Consumer:
Automobile	5,036	12	4,634	11	4,276	11	3,808	10	4,787	12
Home equity	8,474	21	8,335	20	8,381	21	8,344	21	8,261	20
Residential mortgage	5,051	12	4,970	12	5,192	13	5,123	13	5,284	13
Other consumer	397	1	419	1	436	1	454	1	469	2

Total consumer	18,958	46	18,358	44	18,285	46	17,729	45	18,801	47

Total loans and leases	$41,284	100%	$40,728	100%	$40,260	100%	$39,959	100%	$40,679	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,749	31%	$12,644	31%	$12,656	31%	$12,714	32%	$12,432	31%
Regional and Commercial Banking	11,166	27	10,679	26	10,463	26	10,420	26	9,936	24
AFCRE	11,526	28	11,396	28	11,019	27	10,892	27	11,698	29
WGH	5,767	14	5,887	15	6,053	16	5,904	15	5,968	14
Treasury / Other	76	—	122	—	69	—	29	—	645	2

Total loans and leases	$41,284	100%	$40,728	100%	$40,260	100%	$39,959	100%	$40,679	100%

	2013		2012
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$12,693	31%	$12,677	31%	$12,703	32%	$12,977	32%	$12,420	32%
Regional and Commercial Banking	10,987	27	10,390	26	10,427	26	10,229	25	9,250	24
AFCRE	11,454	28	11,221	28	10,949	27	11,891	29	11,468	29
WGH	5,711	14	6,054	15	5,993	15	6,007	14	5,920	15
Treasury / Other	19	—	55	—	48	—	75	—	87	—

Total loans and leases	$40,864	100%	$40,397	100%	$40,120	100%	$41,179	100%	$39,145	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

	2013		2012
(dollar amounts in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits - noninterest-bearing	$12,757	27%	$12,600	27%	$12,680	27%	$12,324	27%	$11,797	26%
Demand deposits - interest-bearing	6,135	13	6,218	13	5,909	13	6,060	13	6,126	14
Money market deposits	15,165	32	14,691	32	14,926	32	13,756	30	13,169	29
Savings and other domestic deposits	5,174	11	5,002	11	4,949	11	4,961	11	4,954	11
Core certificates of deposit	5,170	11	5,516	12	5,817	12	6,508	14	6,920	15

Total core deposits	44,401	94	44,027	95	44,281	95	43,609	95	42,966	95
Other domestic deposits of $250,000 or more	355	1	354	1	352	1	260	1	325	1
Brokered deposits and negotiable CDs	1,807	4	1,594	3	1,795	4	1,888	4	1,276	3
Deposits in foreign offices	304	1	278	1	313	—	319	—	442	1

Total deposits	$46,867	100%	$46,253	100%	$46,741	100%	$46,076	100%	$45,009	100%

Total core deposits:
Commercial	$18,502	42%	$18,358	42%	$19,207	43%	$18,324	42%	$17,101	40%
Consumer	25,899	58	25,669	58	25,074	57	25,285	58	25,865	60

Total core deposits	$44,401	100%	$44,027	100%	$44,281	100%	$43,609	100%	$42,966	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,719	61%	$28,367	61%	$28,220	60%	$28,348	62%	$27,935	62%
Regional and Commercial Banking	5,627	12	5,863	13	6,205	13	5,333	12	4,748	11
AFCRE	970	2	995	2	922	2	907	2	914	2
WGH	10,015	22	9,508	21	9,816	22	9,782	20	9,632	21
Treasury / Other(1)	1,536	3	1,520	3	1,578	3	1,706	4	1,780	4

Total deposits	$46,867	100%	$46,253	100%	$46,741	100%	$46,076	100%	$45,009	100%

	2013		2012
	First		Fourth		Third		Second		First
Average Balances by Business Segment:
Retail and Business Banking	$28,331	62%	$28,301	61%	$28,248	61%	$28,260	63%	$27,452	63%
Regional and Commercial Banking	5,668	12	6,120	13	5,715	12	4,762	11	4,680	11
AFCRE	922	2	949	2	942	2	855	2	811	2
WGH	9,623	21	9,873	21	9,735	21	9,783	21	9,450	22
Treasury / Other(1)	1,469	3	1,524	3	1,658	4	1,197	3	1,072	2

Total deposits	$46,013	100%	$46,767	100%	$46,298	100%	$44,857	100%	$43,465	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2013	2012				Percent Changes vs.
(dollar amounts in millions)	First	Fourth	Third	Second	First	4Q12	1Q12
Assets
Interest-bearing deposits in banks	$72	$73	$82	$124	$100	(1)	(28)%
Loans held for sale	709	840	1,829	410	1,265	(16)	(44)
Securities:
Available-for-sale and other securities:
Taxable	6,964	7,131	8,014	8,285	8,171	(2)	(15)
Tax-exempt	549	492	423	387	404	12	36

Total available-for-sale and other securities	7,513	7,623	8,437	8,672	8,575	(1)	(12)
Trading account securities	85	97	66	54	50	(12)	70
Held-to-maturity securities - taxable	1,717	1,652	796	611	632	4	172

Securities	9,315	9,372	9,299	9,337	9,257	(1)	1

Loans and leases:(1)
Commercial:
Commercial and industrial	16,954	16,507	16,343	16,094	14,824	3	14
Commercial real estate:
Construction	598	576	569	584	598	4	—
Commercial	4,694	4,897	5,153	5,491	5,254	(4)	(11)

Commercial real estate	5,292	5,473	5,722	6,075	5,852	(3)	(10)

Total commercial	22,246	21,980	22,065	22,169	20,676	1	8

Consumer:
Automobile	4,833	4,486	4,065	4,985	4,576	8	6
Home equity	8,395	8,345	8,369	8,310	8,234	1	2
Residential mortgage	4,978	5,155	5,177	5,253	5,174	(3)	(4)
Other consumer	412	431	444	462	485	(4)	(15)

Total consumer	18,618	18,417	18,055	19,010	18,469	1	1

Total loans and leases	40,864	40,397	40,120	41,179	39,145	1	4
Allowance for loan and lease losses	(772)	(783)	(855)	(908)	(961)	(1)	(20)

Net loans and leases	40,092	39,614	39,265	40,271	38,184	1	5

Total earning assets	50,960	50,682	51,330	51,050	49,767	1	2

Cash and due from banks	904	1,459	960	928	1,012	(38)	(11)
Intangible assets	571	581	597	609	613	(2)	(7)
All other assets	4,065	4,115	4,106	4,158	4,225	(1)	(4)

Total assets	$55,728	$56,054	$56,138	$55,837	$54,656	(1)	2%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$12,165	$13,121	$12,329	$12,064	$11,273	(7)	8%
Demand deposits - interest-bearing	5,977	5,843	5,814	5,939	5,646	2	6

Total demand deposits	18,142	18,964	18,143	18,003	16,919	(4)	7
Money market deposits	15,045	14,749	14,515	13,182	13,141	2	14
Savings and other domestic deposits	5,083	4,960	4,975	4,978	4,817	2	6
Core certificates of deposit	5,346	5,637	6,131	6,618	6,510	(5)	(18)

Total core deposits	43,616	44,310	43,764	42,781	41,387	(2)	5
Other domestic deposits of $250,000 or more	360	359	300	298	347	—	4
Brokered deposits and negotiable CDs	1,697	1,756	1,878	1,421	1,301	(3)	30
Deposits in foreign offices	340	342	356	357	430	(1)	(21)

Total deposits	46,013	46,767	46,298	44,857	43,465	(2)	6
Short-term borrowings	762	1,012	1,329	1,391	1,512	(25)	(50)
Federal Home Loan Bank advances	686	42	107	626	419	1,533	64
Subordinated notes and other long-term debt	1,348	1,374	1,638	2,251	2,652	(2)	(49)

Total interest-bearing liabilities	36,644	36,074	37,043	37,061	36,775	2	—

All other liabilities	1,085	1,017	1,035	1,094	1,116	7	(3)
Shareholders’ equity	5,834	5,842	5,731	5,618	5,492	—	6

Total liabilities and shareholders’ equity	$55,728	$56,054	$56,138	$55,837	$54,656	(1)	2%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2013	2012
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	$29	$51	$42	$97	$12
Loans held for sale	5,702	6,675	14,548	3,541	12,005
Securities:
Available-for-sale and other securities:
Taxable	40,185	41,335	45,936	48,245	48,824
Tax-exempt	5,438	4,968	4,383	4,099	4,209

Total available-for-sale and other securities	45,623	46,303	50,319	52,344	53,033
Trading account securities	106	245	178	223	207
Held-to-maturity securities - taxable	9,838	9,244	5,591	4,539	4,714

Total securities	55,567	55,792	56,088	57,106	57,954

Loans and leases:
Commercial:
Commercial and industrial	162,396	163,644	162,998	162,419	150,397
Commercial real estate:
Construction	6,045	6,075	5,583	5,397	5,831
Commercial	46,978	52,543	50,704	54,554	50,750

Commercial real estate	53,023	58,618	56,287	59,951	56,581

Total commercial	215,419	222,262	219,285	222,370	206,978

Consumer:
Automobile	51,013	50,930	49,718	57,971	55,435
Home equity	86,991	88,541	89,388	89,358	88,582
Residential mortgage	49,353	52,440	51,981	54,326	53,914
Other consumer	7,168	7,774	7,991	8,522	8,992

Total consumer	194,525	199,685	199,078	210,177	206,923

Total loans and leases	409,944	421,947	418,363	432,547	413,901

Total earning assets	$471,242	$484,465	$489,041	$493,291	$483,872

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	642	734	1,013	987	845

Total demand deposits	642	734	1,013	987	845
Money market deposits	8,438	9,843	12,025	9,954	8,343
Savings and other domestic deposits	3,818	4,150	4,576	4,858	5,345
Core certificates of deposit	15,710	17,144	19,237	22,682	25,919

Total core deposits	28,608	31,871	36,851	38,481	40,452
Other domestic deposits of $250,000 or more	465	553	511	493	583
Brokered deposits and negotiable CDs	2,823	3,141	3,356	2,650	2,547
Deposits in foreign offices	140	152	164	165	197

Total deposits	32,036	35,717	40,882	41,789	43,779
Short-term borrowings	234	363	544	558	583
Federal Home Loan Bank advances	301	129	135	333	222
Subordinated notes and other long-term debt	8,578	8,731	11,928	15,902	18,144

Total interest bearing liabilities	41,149	44,940	53,489	58,582	62,728

Net interest income	$430,093	$439,525	$435,552	$434,709	$421,144

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	Average Rates (2)
	2013	2012
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Assets
Interest-bearing deposits in banks	0.16%	0.28%	0.21%	0.31%	0.05%
Loans held for sale	3.22	3.18	3.18	3.46	3.80
Securities:
Available-for-sale and other securities:
Taxable	2.31	2.32	2.29	2.33	2.39
Tax-exempt	3.96	4.03	4.15	4.23	4.17

Total available-for-sale and other securities	2.43	2.43	2.39	2.41	2.47
Trading account securities	0.50	1.01	1.07	1.64	1.65
Held-to-maturity securities - taxable	2.29	2.24	2.81	2.97	2.98

Total securities	2.39	2.38	2.41	2.45	2.50
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.83	3.88	3.90	3.99	4.01
Commercial real estate:
Construction	4.05	4.13	3.84	3.66	3.85
Commercial	4.00	4.20	3.85	3.93	3.82

Commercial real estate	4.01	4.19	3.85	3.89	3.82

Total commercial	3.87	3.96	3.89	3.97	3.96

Consumer:
Automobile	4.28	4.52	4.87	4.68	4.87
Home equity	4.20	4.24	4.27	4.30	4.30
Residential mortgage	3.97	4.07	4.02	4.14	4.17
Other consumer	7.05	7.16	7.16	7.42	7.47

Total consumer	4.22	4.33	4.40	4.43	4.49

Total loans and leases	4.03	4.13	4.12	4.18	4.21

Total earning assets	3.75%	3.80%	3.79%	3.89%	3.91%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits - interest-bearing	0.04	0.05	0.07	0.07	0.06

Total demand deposits	0.01	0.02	0.02	0.02	0.02
Money market deposits	0.23	0.27	0.33	0.30	0.26
Savings and other domestic deposits	0.30	0.33	0.37	0.39	0.45
Core certificates of deposit	1.19	1.21	1.25	1.38	1.60

Total core deposits	0.37	0.41	0.47	0.50	0.54
Other domestic deposits of $250,000 or more	0.52	0.61	0.68	0.66	0.68
Brokered deposits and negotiable CDs	0.67	0.71	0.71	0.75	0.79
Deposits in foreign offices	0.17	0.18	0.18	0.19	0.18

Total deposits	0.38	0.42	0.48	0.51	0.55
Short-term borrowings	0.12	0.14	0.16	0.16	0.16
Federal Home Loan Bank advances	0.18	1.20	0.50	0.21	0.21
Subordinated notes and other long-term debt	2.54	2.55	2.91	2.83	2.74

Total interest-bearing liabilities	0.45	0.50	0.58	0.63	0.68

Net interest rate spread	3.30	3.30	3.21	3.26	3.23
Impact of noninterest-bearing funds on margin	0.12	0.15	0.17	0.16	0.17

Net interest margin	3.42%	3.45%	3.38%	3.42%	3.40%

Commercial Loan Derivative Impact

(Unaudited)

	Average Rates (2)
	2013	2012
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(2)(3)	3.58%	3.72%	3.61%	3.67%	3.69%
Impact of commercial loan derivatives	0.29	0.24	0.28	0.30	0.27

Total commercial - as reported	3.87%	3.96%	3.89%	3.97%	3.96%

Average 30 day LIBOR	0.20%	0.21%	0.24%	0.24%	0.26%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2013	2012				Percent Change vs.
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First	4Q12	1Q12
Interest income	$465,319	$478,995	$483,787	$487,544	$479,937	(3)%	(4)%
Interest expense	41,149	44,940	53,489	58,582	62,728	(8)	(34)

Net interest income	424,170	434,055	430,298	428,962	417,209	(2)	2
Provision for credit losses	29,592	39,458	37,004	36,520	34,406	(25)	(14)

Net interest income after provision for credit losses	394,578	394,597	393,294	392,442	382,803	(0)	3

Service charges on deposit accounts	60,883	68,083	67,806	65,998	60,292	(11)	1
Mortgage banking income	45,248	61,711	44,614	38,349	46,418	(27)	(3)
Trust services	31,160	31,388	29,689	29,914	30,906	(1)	1
Electronic banking	20,713	21,011	22,135	20,514	18,630	(1)	11
Brokerage income	17,995	17,415	16,526	19,025	19,260	3	(7)
Insurance income	19,252	17,268	17,792	17,384	18,875	11	2
Gain on sale of loans	2,616	20,690	6,591	4,131	26,770	(87)	(90)
Bank owned life insurance income	13,442	13,767	14,371	13,967	13,937	(2)	(4)
Capital markets fees	8,051	12,918	11,805	13,455	9,982	(38)	(19)
Securities gains (losses)	(509)	863	4,169	350	(613)	(159)	(17)
Other income	33,358	32,537	25,569	30,732	40,863	3	(18)

Total noninterest income	252,209	297,651	261,067	253,819	285,320	(15)	(12)

Personnel costs	258,895	253,952	247,709	243,034	243,498	2	6
Outside data processing and other services	49,265	48,699	50,396	48,568	42,592	1	16
Net occupancy	30,114	29,008	27,599	25,474	29,079	4	4
Equipment	24,880	26,580	25,950	24,872	25,545	(6)	(3)
Deposit and other insurance expense	15,490	16,327	15,534	15,731	20,738	(5)	(25)
Professional services	7,192	22,514	17,510	15,037	10,697	(68)	(33)
Marketing	10,971	16,456	16,842	17,396	13,569	(33)	(19)
Amortization of intangibles	10,320	11,647	11,431	11,940	11,531	(11)	(11)
OREO and foreclosure expense	2,666	4,233	4,982	4,106	4,950	(37)	(46)
Loss (Gain) on early extinguishment of debt	—	—	1,782	(2,580)	—	—	—
Other expense	33,000	41,212	38,568	40,691	60,477	(20)	(45)

Total noninterest expense	442,793	470,628	458,303	444,269	462,676	(6)	(4)

Income before income taxes	203,994	221,620	196,058	201,992	205,447	(8)	(1)
Provision for income taxes	52,214	54,341	28,291	49,286	52,177	(4)	—

Net income	$151,780	$167,279	$167,767	$152,706	$153,270	(9)%	(1)%

Dividends on preferred shares	7,970	7,973	7,983	7,984	8,049	(0)	(1)

Net income applicable to common shares	$143,810	$159,306	$159,784	$144,722	$145,221	(10)%	(1)%

Average common shares - basic	841,103	847,220	857,871	862,261	864,499	(1)%	(3)%
Average common shares - diluted	848,708	853,306	863,588	867,551	869,164	(1)	(2)

Per common share
Net income - basic	$0.17	$0.19	$0.19	$0.17	$0.17	(11)%	—%
Net income - diluted	0.17	0.19	0.19	0.17	0.17	(11)	—
Cash dividends declared	0.04	0.04	0.04	0.04	0.04	—	—

Revenue - fully-taxable equivalent (FTE)
Net interest income	$424,170	$434,055	$430,298	$428,962	$417,209	(2)	2
FTE adjustment	5,923	5,470	5,254	5,747	3,935	8	51

Net interest income(2)	430,093	439,525	435,552	434,709	421,144	(2)	2
Noninterest income	252,209	297,651	261,067	253,819	285,320	(15)	(12)

Total revenue(2)	$682,302	$737,176	$696,619	$688,528	$706,464	(7)%	(3)%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2013	2012				Percent Changes vs.
(dollar amounts in thousands, except as noted)	First	Fourth	Third	Second	First	4Q12	1Q12
Mortgage banking income

Origination and secondary marketing	$27,330	$44,497	$40,860	$30,184	$31,304	(39)%	(13)%
Servicing fees	11,241	11,491	11,308	11,618	11,760	(2)	(4)
Amortization of capitalized servicing	(7,903)	(9,116)	(8,405)	(9,108)	(9,279)	(13)	(15)
Other mortgage banking income	4,654	4,828	4,999	4,814	4,966	(4)	(6)

Subtotal	35,322	51,700	48,762	37,508	38,751	(32)	(9)

MSR valuation adjustment(1)	17,798	11,747	(19,543)	(19,013)	9,907	52	80
Net trading gains (losses) related to MSR hedging	(7,872)	(1,736)	15,395	19,854	(2,240)	353	251

Total mortgage banking income	$45,248	$61,711	$44,614	$38,349	$46,418	(27)%	(3)%

Mortgage originations (in millions)	$1,119	$1,161	$1,224	$1,291	$1,157	(4)%	(3)%
Average trading account securities used to hedge MSRs (in millions)	—	1	4	4	5	(100)	(100)
Capitalized mortgage servicing rights(2)	139,927	120,747	108,074	128,297	148,349	16	(6)
Total mortgages serviced for others (in millions)(2)	15,367	15,623	15,571	15,724	15,902	(2)	(3)
MSR % of investor servicing portfolio(2)	0.91%	0.77%	0.69%	0.82%	0.93%	18	(2)

Net impact of MSR hedging
MSR valuation adjustment(1)	$17,798	$11,747	$(19,543)	$(19,013)	$9,907	52%	80%
Net trading gains (losses) related to MSR hedging	(7,872)	(1,736)	15,395	19,854	(2,240)	353	251
Net interest income (loss) related to MSR hedging	—	—	4	(21)	(9)	—	(100)

Net gain (loss) of MSR hedging	$9,926	$10,011	$(4,144)	$820	$7,658	(1)%	30%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2013	2012
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Allowance for loan and lease losses, beginning of period	$769,075	$789,142	$859,646	$913,069	$964,828

Loan and lease losses	(84,142)	(106,962)	(132,186)	(108,092)	(107,960)
Recoveries of loans previously charged off	32,455	36,832	27,091	23,847	24,968

Net loan and lease losses	(51,687)	(70,130)	(105,095)	(84,245)	(82,992)

Provision for loan and lease losses	29,388	52,370	34,419	36,476	31,928
Allowance of assets sold or transferred to loans held for sale	(7)	(2,307)	172	(5,654)	(695)

Allowance for loan and lease losses, end of period	$746,769	$769,075	$789,142	$859,646	$913,069

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,651	$53,563	$50,978	$50,934	$48,456
Provision for (reduction in) unfunded loan commitments and letters of credit losses	204	(12,912)	2,585	44	2,478

Allowance for unfunded loan commitments and letters of credit, end of period	$40,855	$40,651	$53,563	$50,978	$50,934

Total allowance for credit losses, end of period	$787,624	$809,726	$842,705	$910,624	$964,003

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.81%	1.89%	1.96%	2.15%	2.24%
Nonaccrual loans and leases (NALs)	196	189	177	181	195
Nonperforming assets (NPAs)	180	173	155	164	173

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.91%	1.99%	2.09%	2.28%	2.37%
Nonaccrual loans and leases	207	199	189	192	206
Nonperforming assets	190	182	165	174	183

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2013	2012
(dollar amounts in thousands)	First	Fourth	Third	Second	First
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$3,317	$7,052	$13,023	$15,678	$28,495
Commercial real estate:
Construction	(798)	11,038	(280)	(1,531)	(1,186)
Commercial	13,575	10,333	17,654	30,709	11,692

Commercial real estate	12,777	21,371	17,374	29,178	10,506

Total commercial	16,094	28,423	30,397	44,856	39,001

Consumer:
Automobile	2,594	1,896	4,019	449	3,078
Home equity	19,983	25,013	46,592	21,045	23,729
Residential mortgage	6,148	9,687	16,880	10,786	10,570
Other consumer	6,868	5,111	7,207	7,109	6,614

Total consumer	35,593	41,707	74,698	39,389	43,991

Total net charge-offs	$51,687	$70,130	$105,095	$84,245	$82,992

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.08%	0.17%	0.32%	0.39%	0.77%
Commercial real estate:
Construction	(0.53)	7.67	(0.20)	(1.05)	(0.79)
Commercial	1.16	0.84	1.37	2.24	0.89

Commercial real estate	0.97	1.56	1.21	1.92	0.72

Total commercial	0.29	0.52	0.55	0.81	0.75

Consumer:
Automobile	0.21	0.17	0.40	0.04	0.27
Home equity	0.95	1.20	2.23	1.01	1.15
Residential mortgage	0.49	0.75	1.30	0.82	0.82
Other consumer	6.67	4.74	6.49	6.15	5.45

Total consumer	0.76	0.91	1.65	0.83	0.95

Net charge-offs as a % of average loans	0.51%	0.69%	1.05%	0.82%	0.85%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2013	2012
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$80,928	$90,705	$109,452	$133,678	$142,492
Commercial real estate	110,803	127,128	148,986	219,417	205,105
Automobile	6,770	7,823	11,814	—	—
Residential mortgage	118,405	122,452	123,140	75,048	74,114
Home equity	63,405	59,525	51,654	46,023	45,847

Total nonaccrual loans and leases	380,311	407,633	445,046	474,166	467,558

Other real estate, net:
Residential	19,538	21,378	23,640	21,499	31,850
Commercial	5,601	6,719	30,566	17,109	16,897

Total other real estate, net	25,139	28,097	54,206	38,608	48,747
Other NPAs (1)	10,045	10,045	10,476	10,476	10,772

Total nonperforming assets(4)	$415,495	$445,775	$509,728	$523,250	$527,077

Nonaccrual loans and leases as a % of total loans and leases	0.92%	1.00%	1.11%	1.19%	1.15%
NPA ratio(2)	1.01	1.09	1.26	1.31	1.29
(NPA+90 days)/(Loan+OREO)(3)	1.48	1.59	1.75	1.76	1.68

	2013	2012
	First	Fourth	Third	Second	First
Nonperforming assets, beginning of period	$445,775	$509,728	$523,250	$527,077	$590,276
New nonperforming assets(4)	115,061	175,083	210,995	221,010	134,636
Returns to accruing status	(19,537)	(23,553)	(45,729)	(39,376)	(32,056)
Loan and lease losses	(51,019)	(82,759)	(78,308)	(74,546)	(75,366)
OREO (losses) gains	840	283	73	(459)	(295)
Payments	(64,045)	(81,940)	(90,535)	(63,530)	(66,609)
Sales	(11,580)	(51,067)	(10,018)	(46,926)	(23,509)

Nonperforming assets, end of period	$415,495	$445,775	$509,728	$523,250	$527,077

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.
(4)	Includes $59.9 million at March 31, 2013; $60.1 million at December 31, 2012; $63.0 million at September 30, 2012 related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2013	2012
(dollar amounts in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Accruing loans and leases past due 90 days or more:

Commercial and industrial (1)	$26,547	$26,648	$26,117	$19,258	$—
Commercial real estate (1)	56,007	56,660	45,131	38,125	—
Automobile	3,531	4,418	3,857	3,338	3,873
Residential mortgage (excluding loans guaranteed by the U.S. Government)	6,187	2,718	10,687	15,457	35,604
Home equity	15,044	18,200	21,343	18,176	19,862
Other consumer	1,107	1,672	1,084	1,201	1,218

Total, excl. loans guaranteed by the U.S. Government	108,423	110,316	108,219	95,555	60,557
Add: loans guaranteed by U.S. Government	88,596	90,816	87,463	85,678	94,560

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$197,019	$201,132	$195,682	$181,233	$155,117

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.26%	0.27%	0.27%	0.24%	0.15%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.21	0.22	0.22	0.21	0.23

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.48	0.49	0.49	0.45	0.38

Accruing troubled debt restructured loans:
Commercial and industrial	$90,642	$76,586	$55,809	$57,008	$53,795
Commercial real estate	192,167	208,901	222,155	202,190	231,923
Automobile	34,379	35,784	33,719	34,460	35,521
Home equity	162,087	110,581	92,763	66,997	59,270
Residential mortgage	288,041	290,011	280,890	298,967	294,836
Other consumer	2,514	2,544	2,644	3,038	4,233

Total accruing troubled debt restructured loans	$769,830	$724,407	$687,980	$662,660	$679,578

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$14,970	$19,268	$28,859	$35,535	$26,886
Commercial real estate	26,588	32,548	20,284	55,022	39,606
Automobile	6,770	7,823	11,814	—	—
Home equity	11,235	6,951	7,756	374	334
Residential mortgage	84,317	84,515	83,163	28,332	29,549
Other consumer	—	113	113	113	113

Total nonaccruing troubled debt restructured loans	$143,880	$151,218	$151,989	$119,376	$96,488

(1)	All amounts represent accruing purchased impaired loans related to the FDIC-assisted Fidelity Bank acquisition. Under the applicable accounting guidance (ASC 310-30), the loans were recorded at fair value upon acquisition and remain in accruing status.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2013	2012
(dollar amounts in thousands, except per share amounts)	First	Fourth	Third	Second	First
Common stock price, per share
High(1)	$7.550	$7.200	$7.200	$6.770	$6.580
Low(1)	6.480	5.900	6.160	5.840	5.490
Close	7.370	6.390	6.895	6.400	6.445
Average closing price	7.073	6.416	6.561	6.367	5.974

Dividends, per share
Cash dividends declared per common share	$0.04	$0.04	$0.04	$0.04	$0.04

Common shares outstanding
Average - basic	841,103	847,220	857,871	862,261	864,499
Average - diluted	848,708	853,306	863,588	867,551	869,164
Ending	838,758	842,813	855,485	858,401	864,675

Book value per common share	$6.53	$6.41	$6.34	$6.13	$5.97
Tangible book value per common share(2)	5.91	5.78	5.71	5.49	5.33

Common share repurchases
Number of shares repurchased	4,738	13,160	3,742	6,426	—

	2013	2012
(dollar amounts in millions)	March 31,	December 31,	September 30,	June 30,	March 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,867	$5,790	$5,808	$5,649	$5,550
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(124)	(132)	(144)	(159)	(171)
Add: related deferred tax liability(2)	43	46	50	56	60

Total tangible equity	5,342	5,260	5,270	5,102	4,995
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$4,956	$4,874	$4,884	$4,716	$4,609

Total assets	$56,055	$56,153	$56,443	$56,623	$55,877
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(124)	(132)	(144)	(159)	(171)
Add: related deferred tax liability(2)	43	46	50	56	60

Total tangible assets	$55,530	$55,623	$55,905	$56,076	$55,322

Tangible equity / tangible asset ratio	9.62%	9.46%	9.43%	9.10%	9.03%
Tangible common equity / tangible asset ratio	8.92	8.76	8.74	8.41	8.33
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$5,829	$5,741	$5,720	$5,714	$5,709
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(299)	(299)	(335)	(449)	(532)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$5,094	$5,006	$4,949	$4,829	$4,741

Total risk-weighted assets(4)	$47,937	$47,773	$48,147	$47,890	$46,716

Tier 1 common risk-based capital ratio(4)	10.62%	10.48%	10.28%	10.08%	10.15
Other capital data:
Tier 1 leverage ratio(4)	10.57	10.36	10.29	10.34	10.55%
Tier 1 risk-based capital ratio(4)	12.16	12.02	11.88	11.93	12.22
Total risk-based capital ratio(4)	14.55	14.50	14.37	14.42	14.76
Tangible common equity / risk-weighted assets ratio(4)	10.34	10.20	10.14	9.85	9.86
Other data:
Number of employees (full-time equivalent)	12,052	11,806	11,731	11,417	11,166
Number of domestic full-service branches(3)	717	705	699	682	669

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	March 31, 2013, figures are estimated.